SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 7, 2005

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the CH2M Hill Building

On December 7, 2005, Fund VII and Fund VIII Associates (“Fund VII-VIII Associates”), a joint venture between Wells Real Estate Fund VII, L.P. (the “Registrant”) and Wells Real Estate Fund VIII, L.P., sold an office building containing approximately 61,000 rentable square feet located in Gainesville, Florida (the “CH2M Hill Building”) to Marcent Development Company, Inc., an unaffiliated third party, for a gross sales price of $8,200,000, less closing costs.

The Registrant holds an equity interest of approximately 36.6% in Fund VII-VIII Associates. The net sale proceeds allocable to the Registrant as a result of the sale of the CH2M Hill Building were approximately $2.9 million. The Registrant expects to be allocated a gain of approximately $1.5 million from the sale of the CH2M Hill Building.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2005	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

Pro Forma Statement of Operations for the nine months ended September 30, 2005	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: December 13, 2005

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WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004, and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2005.

The following unaudited pro forma balance sheet as of September 30, 2005 has been prepared to give effect to the December 7, 2005 sale of the CH2M Hill Building by Fund VII and Fund VIII Associates (“Fund VII-VIII Associates”), a joint venture between the Registrant and Wells Real Estate Fund VIII, L.P. as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2005. The Registrant holds an equity interest of approximately 36.6% in Fund VII-VIII Associates, which owned 100% of the CH2M Hill Building.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sales of Stockbridge Village I Expansion, Stockbridge Village III, Hannover Center, 880 Holcomb Bridge, the Marathon Building, and Tanglewood Commons shopping center (collectively, the “Prior Dispositions”), and the CH2M Hill Building as if the dispositions had occurred on January 1, 2004. Fund VI and Fund VII Associates sold Stockbridge Village I Expansion and Stockbridge Village III on April 29, 2004. The Registrant holds an equity interest of approximately 55.2% in Fund VI and Fund VII Associates, a joint venture between the Registrant and Wells Real Estate Fund VI, L.P. Fund VII-VIII Associates sold Hannover Center on April 29, 2004. Fund II, III, VI and VII Associates sold 880 Holcomb Bridge on July 1, 2004. The Registrant holds an equity interest of approximately 50.4% in Fund II, III, VI and VII Associates, a joint venture among Fund II and Fund III Associates, Wells Real Estate Fund VI, L.P., and the Registrant. Fund II and Fund III Associates is a joint venture between Fund II and Fund II-OW and Wells Real Estate Fund III, L.P. Fund II and Fund II-OW is a joint venture between Wells Real Estate Fund II and Wells Real Estate Fund II-OW. Fund V, Fund VI and Fund VII Associates sold the Marathon Building on December 29, 2004. The Registrant holds an equity interest of approximately 41.7% in Fund V, Fund VI and Fund VII Associates, a joint venture among Wells Real Estate Fund V, L.P., Wells Real Estate Fund VI, L.P., and the Registrant. Fund VI, Fund VII and Fund VIII Associates sold the Tanglewood Commons shopping center on April 21, 2005. The Registrant holds an equity interest of approximately 33.4% in Fund VI, Fund VII and Fund VIII Associates, a joint venture among Wells Real Estate Fund VI, L.P., the Registrant, and Wells Real Estate Fund VIII, L.P. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the Prior Dispositions or the CH2M Hill Building if the transactions had occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2005 has been prepared to give effect to the sales of 880 Holcomb Bridge, the Tanglewood Commons shopping center, and the CH2M Hill Building as if the dispositions had occurred on January 1, 2004. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of Tanglewood Commons or the CH2M Hill Building if the transactions had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of the Prior Dispositions and the CH2M Hill Building had been consummated as of January 1, 2004.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2005

(Unaudited)

	Historical (a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$3,480,028	$(1,437,454	)(b)	$2,042,574
Cash and cash equivalents	4,662,890	2,904,824	(c)	7,567,714
Due from joint ventures	80,274	0		80,274

Total assets	$8,223,192	$1,467,370		$9,690,562

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$24,086	$0		$24,086
Due to affiliates	6,595	0		6,595

Total liabilities	30,681	0		30,681

Partners’ capital:
Limited partners:
Class A – 2,155,098 units outstanding	7,243,945	883,238	(d)	8,127,183
Class B – 262,919 units outstanding	948,566	584,132	(d)	1,532,698
General partners	0	0		0

Total partners’ capital	8,192,511	1,467,370		9,659,881

Total liabilities and partners’ capital	$8,223,192	$1,467,370		$9,690,562

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2005.
(b)	Reflects the Registrant’s pro rata share of the allocated gain resulting from the sale of the CH2M Hill Building of $1,467,370 less the Registrant’s pro rata share of the assumed distribution of proceeds resulting from the sale of the CH2M Hill Building of $(2,904,824).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds resulting from Fund VII-VIII Associates as a result of the sale of the CH2M Hill Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of the CH2M Hill Building. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions		CH2M Hill Building		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$4,484,380	$(1,246,214	)(b)	$(84,320	)(g)	$171,028
		(184,306	)(c)
		(1,051,778	)(d)
		(1,581,824	)(e)
		(164,910	)(f)

EXPENSES:
Partnership administration	136,877	0		0		136,877
Legal and accounting	45,725	0		0		45,725
Other general and administrative	2,365	0		0		2,365

Total expenses	184,967	0		0		184,967

INTEREST AND OTHER INCOME	42,801	0		0		42,801

NET INCOME	$4,342,214	$(4,229,032)		$(84,320)		$28,862

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,416,306	$(1,503,919)		$(80,505)		$(168,118)

CLASS B	$2,925,908	$(2,725,113)		$(3,815)		$196,980

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.67	$(0.71)		$(0.04)		$(0.08)

CLASS B	$9.97	$(9.28)		$(0.02)		$0.67

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,124,447					2,124,447

CLASS B	293,570					293,570

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund VI and Fund VII Associates earned by the Registrant related to Stockbridge Village I Expansion and Stockbridge Village III, which were sold on April 29, 2004.
(c)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund VII-VIII Associates earned by the Registrant related to Hannover Center, which was sold on April 29, 2004.
(d)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge, which was sold on July 1, 2004.
(e)	Reflects the reduction of equity in income for the year ended December 31, 2004 of Fund V, Fund VI and Fund VII Associates earned by the Registrant related to the Marathon Building, which was sold on December 29, 2004.
(f)	Reflects the reduction of equity in income of Fund VI, Fund VII and Fund VIII Associates earned by the Registrant related to Tanglewood Commons shopping center for the year ended December 31, 2004, which was sold on April 21, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Tanglewood Commons shopping center if the transaction had occurred on January 1, 2004.
(g)	Reflects the reduction of equity in income of Fund VII-VIII Associates earned by the Registrant related to the CH2M Hill Building for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the CH2M Hill Building if the transaction had occurred on January 1, 2004.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical (a)	Prior Dispositions		CH2M Hill Building		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$69,783	$(45,047	)(b)	$(32,027	)(d)	$(1,863,917)
		(1,856,626	)(c)

EXPENSES:
Partnership administration	27,464	0		0		27,464
Legal and accounting	25,812	0		0		25,812

Total expenses	53,276	0		0		53,276

INTEREST AND OTHER INCOME	39,476	0		0		39,476

NET INCOME (LOSS)	$55,983	$(1,901,673)		$(32,027)		$(1,877,717)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$113,154	$(465,563)		$(101,736)		$(454,145)

CLASS B	$(57,171)	$(1,436,110)		$69,709		$(1,423,572)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.05	$(0.21)		$(0.05)		$(0.21)

CLASS B	$(0.22)	$(5.46)		$0.27		$(5.41)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,155,098					2,155,098

CLASS B	262,919					262,919

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the nine months ended September 30, 2005.
(b)	Reflects the reduction of equity in income of Fund II, III, VI and VII Associates earned by the Registrant related to 880 Holcomb Bridge for the nine months ended September 30, 2005. The pro forma adjustment results primarily from recognizing a previously deferred gain on sale related to a rental guarantee established at closing.
(c)	Reflects the reduction of equity in income of Fund VI, Fund VII and Fund VIII Associates earned by the Registrant related to Tanglewood Commons shopping center for the nine months ended September 30, 2005. The pro forma adjustment results from gain on sale and gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees.
(d)	Reflects the reduction of equity in income of Fund VII-VIII Associates earned by the Registrant related to the CH2M Hill Building for the nine months ended September 30, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the CH2M Hill Building if the transaction had occurred on January 1, 2004.

See accompanying notes.

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